UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2025

AMPLIFY ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35512	82-1326219
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1700 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 219-9001

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMPY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2025, Mr. Eric Dulany and Amplify Energy Corp. (“Amplify” or the “Company”) mutually agreed Mr. Dulany’s tenure as Vice President and Chief Accounting Officer would end, effective immediately. Mr. Dulany’s departure did not result from any disagreement with the Company, the Company’s management or the Company’s board of directors (the “Board”). On November 14, 2025, the Board appointed Natasha France, age 41, to serve as Vice President and Chief Accounting Officer of the Company, effective immediately.

Prior to her appointment as Vice President and Chief Accounting Officer of the Company, Ms. France served as Assistant Controller at the Company since May 2022. In Ms. France’s eight years with Amplify, she has also served in the roles of Financial Reporting Manager from December 2017 through May 2022 and Lead Financial Reporting Specialist from May 2017 through December 2017. She began her career in public accounting with KPMG LLP. Ms. France holds a Bachelor of Business Administration degree in Accounting and Business Administration from Bloomsburg University of Pennsylvania. She is a Certified Public Accountant in Pennsylvania and a member of the Texas Society of CPAs.

In connection with her appointment, Ms. France will receive an annual base salary of $220,000 and will be eligible to participate in the Company’s compensation and benefit plans and programs for similarly situated executive officers. The incentive plans include the Company’s Short-Term Incentive Plan (“STIP”) and the Long-Term Incentive Plan (“LTIP”). Ms. France’s target STIP award level will be 40% of base salary and her target LTIP award level will be 60% of base salary.

Ms. France was not appointed pursuant to any arrangement or understanding with any other person, and there are no transactions with Ms. France that would be reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2025	AMPLIFY ENERGY CORP.

	By:	/s/ Daniel Furbee
		Name:	Daniel Furbee
		Title:	Chief Executive Officer